                                 Exhibit 10.1


                       GREENPOINT HOME EQUITY LOAN TRUST
                   Home Equity Loan Asset-Backed Securities
                                 Series 2000-2
                      Distribution Date:  March 15, 2001


                         Original             Beginning
                   Investor Certificate  Investor Certificate    Principal       Interest     Investor Certificate
       Class        Principal Balance     Principal Balance     Distribution   Distribution   Distribution Amount
-------------------------------------------------------------------------------------------------------------------
A-1                      275,831,000.00       $249,377,310.01  $ 7,701,917.53  $1,105,330.29        $ 8,807,247.82
A-2                       77,669,000.00       $ 71,555,358.72  $ 2,385,931.76  $  323,281.15        $ 2,709,212.91
 R                      $          0.00       $          0.00  $         0.00  $        0.00        $         0.00
TOTAL                   $353,500,000.00       $320,932,668.73  $10,087,849.29  $1,428,611.44        $11,516,460.73

                                          Ending
                     Investor Loss  Investor Certificate
       Class            Amount       Principal Balance
--------------------------------------------------------
A-1                          $0.00       $241,675,392.48
A-2                          $0.00       $ 69,169,426.96
 R                           $0.00       $          0.00
TOTAL                        $0.00       $310,844,819.44


                                                      AMOUNTS PER $1,000 UNIT
                                      Beginning                                                                 Ending
                                Investor Certificate    Principal      Interest    Investor Certificate  Investor Certificate
       Class           CUSIP      Principal Balance    Distribution  Distribution  Distribution Amount    Principal Balance
-----------------------------------------------------------------------------------------------------------------------------
A-1                  395385AD9           904.09457245   27.92259583    4.00727362           31.92986945          876.17197662
A-2                  395385AE7           921.28595343   30.71922848    4.16229319           34.88152167          890.56672495


        Investor Certificate Rates
                            Investor
       Class            Certificate Rate
------------------------------------------
A-1                                5.69875%
A-2                                5.80875%

Investor Certificate Rates based on a LIBOR of:     5.56875%


PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:


                                                        Steven Charles
                                                        Bank One, NA
                                                        1 Bank One Plaza
                                                        Chicago, IL 60670

                   Information pursuant to Section 8.8 of the
                     Pooling Agreement dated Sept. 1, 2000

                                                      Group 1         Group 2
                                                --------------------------------
(i)        Unpaid Investor Certificate                      0.00            0.00
           Interest Shortfall paid
           Per $1000 of Original                       0.0000000       0.0000000
           Investor Certificate Principal
           Balance

(ii)       Remaining Unpaid Investor                        0.00            0.00
           Certificate Interest Shortfall
           Per $1000 of Original Investor              0.0000000       0.0000000
           Certificate Principal Balance

(iii)      Servicing Fee                              104,074.22       29,803.59
           Gross Interest Collections               2,652,580.17      762,805.40


(iv)       Original Pool Balance                  272,350,187.97   77,615,878.87
           Beginning Pool Balance                 249,778,117.10   71,528,627.28
           Loans Removed                                    0.00            0.00
           Loans Added                                      0.00            0.00
           Adjuated Beginning Pool Balance        249,778,117.10   71,528,627.28
           Principal Collections                   10,760,754.86    4,195,917.54
           Additional Balances                      3,524,962.98    1,943,210.18
           Ending Pool Balance                    242,542,325.22   69,275,919.92

(v)        Delinquency Information


                                           Group 1                                    Group 2
                         ---------------------------------------------------------------------------------------
                              Count   Balance        % of Group Bal         Count    Balance      % of Group Bal
                         ---------------------------------------------------------------------------------------
     30-59 days                 45  2,342,272.39        0.965717%              9  1,139,767.29        1.645258%
     60-89 days                 19    660,647.94        0.272385%              2     39,671.90        0.057267%
     90-119 days                 3    211,458.37        0.087184%              0          0.00        0.000000%
    120-149 days                 0          0.00        0.000000%              0          0.00        0.000000%
    150-179 days                 0          0.00        0.000000%              0          0.00        0.000000%
 180 days or more                0          0.00        0.000000%              0          0.00        0.000000%
       Total                    67  3,214,378.70        1.325286%             11  1,179,439.19        1.702524%

(vi)       Foreclosure, REO and Bankruptcy Information

                                          Group 1                                        Group 2
                         ----------------------------------------------------------------------------------------
                              Count    Balance       % of Group Bal         Count    Balance       % of Group Bal
                         ----------------------------------------------------------------------------------------
            Foreclosure         16  1,136,702.06        0.468661%              5  1,444,079.10        2.084533%
                REO              0          0.00        0.000000%              0          0.00        0.000000%
            Bankruptcies        12    509,700.46        0.210149%              2     87,660.63        0.126538%

                                                                                       Group 1                Group 2
                                                                              ---------------------------------------------
(vii)         Liquidation Loss Amount (Current Period)                                          0.00                   0.00
              Liquidation Loss Amount (Cumulative)                                              0.00                   0.00

              Cumulative Liquidation Loss:
              Percentage of Original Balance                                                    0.00%                  0.00%
              Percentage of Current Balance                                                     0.00%                  0.00%

(viii)        Six Month Rolling Pool Delinquency Rate                                            0.45%                  1.34%

(ix)          Book Value of REO Properties                                                      0.00                   0.00

(x)           Draws: Policy                                                                     0.00
              Demand Note                                                                       0.00

(xi)          Accelerated Principal Distribution Amount                                   466,125.65             133,224.40


(xii)         Funds on deposit in the Reserve Fund                                      1,578,001.60
              (Beginning of Period)
              Reserve Fund Deposit                                                      1,198,700.09
              Reserve Fund Withdrawal                                                     265,893.37
              Reserve Fund Interest Income                                                  8,367.10
              Funds on deposit in                                                        2519175.424
              the Reserve Fund (End of Period)

(xiii)        Has an Event of Servicing Termination occurred?                                                   NO
              Has an Insurer Default occurred?                                                                  NO

(xiv)         Has the Managed Amortization period ended and
              the Rapid Amortization Period begun?                                                              NO

(xv)          Specified Overcollateralization Amount                                    6,127,879.23           1,746,357.27


                                                       RECONCILIATION REPORT
                                                                         ISSUE DATE:                      00-Jan-00
DEAL NAME:   GREENPOINT HOME EQUITY LOAN TRUST 2000-2                    DISTRIBUTION DATE:               15-Mar-01
             Home Equity Loan Asset-Backed Securities, Series 2000-2     DETERMINATION DATE               00-Jan-00
                                                                         RUN DATE:                        08-Mar-01
                                                                                                        04:21:30 PM



I.  CASH RECONCILIATION

A.  Cash Available for Distribution                                              Group 1             Group 2             Total
                                                                             ---------------     ---------------    ----------------
Net Collections Interest Collections - per Servicer Report                    $  2,548,505.95    $    733,001.81    $  3,281,507.76
Principal Collections - per Servicer Report                                   $ 10,760,754.86    $  4,195,917.54    $ 14,956,672.40
Residual Advance                                                              $          0.00    $          0.00    $          0.00
Cash Released from Reserve Account                                            $          0.00    $          0.00    $          0.00
Additional Balances                                                            ($3,524,962.98)    ($1,943,210.18)    ($5,468,173.16)
Total Deposit to Collection Account                                           $  9,784,297.83    $  2,985,709.17    $ 12,770,007.00

II.  DISTRIBUTION SUMMARY AND RECONCILIATION

A. Amounts Distributed:

Section 5.01
Trustee Fee                                                                   $      1,870.33    $        536.67    $      2,407.00
Premium to Credit Enhancer                                                    $     33,230.37    $      9,510.80    $     42,741.17
Freddie Mac Guarantee Fee                                                     $      9,698.01    $          0.00    $      9,698.01
Investor Certificate Interest and Unpaid Investor Certificate Interest        $  1,105,330.29    $    323,281.15    $  1,428,611.44
Advances due to Servicer (adjustment for November 2000 distribution)                             $    265,893.37
Reserve Fund Deposit/(Withdrawal)                                             $    932,251.30    $        555.42    $    932,806.72


Class A Investor Certificate Principal Distributed                            $  7,701,917.53    $  2,385,931.76    $ 10,087,849.29
Management Fee                                                                $          0.00    $          0.00    $          0.00
Residual Payment                                                              $          0.00    $          0.00    $          0.00

Total Distributions                                                           $  9,784,297.83    $  2,985,709.17    $ 12,770,007.00

Difference (Remains in Collections Account)                                   $          0.00    $          0.00    $          0.00

Balance Reconciliation
----------------------
Loan Group Beginning Balance                                                   249,778,117.10      71,528,627.28    $321,306,744.38
Loan Group Ending Balance                                                      242,542,325.22      69,275,919.92     311,818,245.14
Change in Balance                                                                7,235,791.88       2,252,707.36    $  9,488,499.24
Principal Collections                                                           10,760,754.86       4,195,917.54    $ 14,956,672.40
Liquidation Loss Amount                                                                  0.00               0.00    $          0.00
Additional Balances                                                              3,524,962.98       1,943,210.18    $  5,468,173.16
Balance Check                                                                            0.00               0.00               0.00